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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2009


                               CNB FINANCIAL CORP.
                               -------------------
             (Exact name of registrant as specified in its charter)

        Massachusetts                  0-51685               20-3801620
        -------------                  -------               ----------
(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation or organization)      File Number)          Identification No.)


33 Waldo Street, P.O. Box 830, Worcester, MA                01613-0830
---------------------------------------------               ----------
(Address of principal executive offices)                    (Zip Code)

                                 (508) 752-4800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.
              ------------------------

            On October 22, 2009, CNB Financial Corp. (the "Company") announced that its shareholders approved the Company's pending merger with United Financial Bancorp, Inc. at a Special Meeting of Shareholders held on October 22, 2009. The press release announcing such approval is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

     (a)-(c)  Not applicable.

     (d)      Exhibits

              Number            Description
              ------            -----------

              99.1              Press release dated October 22, 2009




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CNB FINANCIAL CORP.
                                   -------------------
                                   (Registrant)


                                   By: /s/ Charles R. Valade
                                       -----------------------------------------
                                       Charles R. Valade
                                       President and Chief executive Officer


October 22, 2009